EXHIBIT A
                                 PROMISSORY NOTE
                                 ---------- ----
              $80,000.00                                    Sacramento,  CA
                                                          November  2,  2000

     FOR VALUE RECEIVED, the undersigned promises to pay to the Lender or order thereof, the principal sum of Eighty Thousand Dollars ($80,000.00), with interest at the rate of ten percent (10%) per annum from the date of disbursement, on the balance remaining from time to time unpaid. The said principal and interest shall be payable to the lender at such place as the holder hereof may designate, in writing, in quarterly installments of interest only commencing on January 1, 2001 and the 1st of the first month of each quarter thereafter, with the full principal balance and interest due and payable on or before January, 2004.

     The holder of this Note may cause additional parties to be added hereto or release any party hereto, either with or without notice to the undersigned, either as co-makers, endorsers or guarantors, and extend the time for making any installment provided for herein, may modify the terms of this Note in any respect, or may accept said installment in advance, all without affecting the liability of the undersigned.

     If default be made in the payment of any installment under this Note, and if such default is not made good within thirty (30) days of its due date, the entire principal sum and accrued interest shall at once become due and payable at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If any suit or action is instituted to collect this Note or any part thereof the undersigned promises and agrees to pay, in addition to the costs and disbursements provided by statute, a reasonable sum as attorneys fees in such suit or action.


THE UNDERSIGNED MAKER AND GUARANTORS ARE PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS NOTE. THE HOLDER HAS THE RIGHT TO SUE ON THE NOTE AND OBTAIN A PERSONAL JUDGMENT AGAINST THE UNDERSIGNED MAIER AND GUARANTORS FOR SATISFACTION OF THE AMOUNT DUE UNDER THE NOTE EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE OF THE SECURITY AGREEMENT SECURING THIS NOTE UNDER AS 09.45.170 - 09.45.220.


The undersigned, whether principal, surety, guarantor, endorser or other party hereto, agrees to be jointly and severally bound; waive demand, protest and notice of demand, protest and nonpayment; and expressly agree that this Note or any payment thereunder may be extended from time to time, and consent may be given to the acceptance of further security, including other types of security or release in whole or in part of any security, all without in any way affecting the liability of such parties.


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This  Note  is to be construed according to the laws of the State of California.

Proceeds from this note will be used to purchase "Lucy's Place" restaurant. The undersigned has secured additional funds to develop this downtown restaurant into a Franchise, with possible future locations throughout the US and Canada. Once purchased, the business "Lucy's Place" situated in Sacramento; State of California, with all its fixtures, equipment, FF&E, name and goodwill and more particularly described as follows, in addition to the proceeds from a following private or public offering of "Lucy's Caf , Inc." common stock (total proposed amount of at least $125,000) secures this Note.

Lucy's  Place,  Corner  of  5th  and  I  Street,  Fixtures  &  Equipment

1 2 Door Cooler, 1 Cabinet, 1 Bakery Case, 1 Bakery Case, 1 Cabinet, 1 Drop-In Cooler, 1 Cart, 1 Rack For Coffee Cups, 1 Potato Chips Rack, 1 Freezer, 1 Hot
Drop-In (Soups), 1 Drop-In Cooler (Does Not Function), 4 Panel Hot Counter, 1 Drop-In Cooler, 1 Espresso Machine, 1 Coffee Grinder, 1 Counter Oven, 2 Microwaves, 1 TV Set, 1 Fax Machine, 1 Shelving Wood, 1 Pack Bread, 1 Rack (Miscellaneous), 1 Cart, 2 Counter Shelving, 1 Ticket Conveyor,
2 Burner Sets, 2 Burner Sets, 1 Free Standing Oven & Grill, 1 Burger Grill, 1 Deep Fryer, 1 Heat Lamp & Stand, 1 Pizza Oven, 1 Toaster, 1 Small Fryer, 1 Salad Bar Cooler, Small wares, Utensils, Pots & Pans, 1 Salad Bar Cooler, 1 Microwave, Sets Of Shelving, 10 Ft Hood, Filters & Blowers, Tables, Cafe Sign Neon, Open Neon Sign, 2 Door Freezer, Rack, Time Card, Amplifier, 1 Water Heater, 2 Ice Makers, 1 Proofer, 1 Rack, 1 Dishwasher, 1 Counter, 1 Counter & Sink, 1 Mixing Machine, 1 Table With Block, 1 Meat Slicer, 1 Freezer (white), 1 Freezer
(white),  1  2  Burner  Sets,  1  Collapsible Cart, 1 Rack, 8 Tables Cement,  25
Chairs  Plastic,  1  Blender,  8  Umbrellas.




                                   Lucy's  Cafe,  Inc.



                                   By:  _______________
                                   Its:  PRESIDENT


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